Exhibit 99.1
FOR IMMEDIATE RELEASE

SLEEP NUMBER ANNOUNCES THIRD QUARTER 2022 Results

•Third-quarter net sales declined 16% versus the prior year as expected on semiconductor chip supply constraints
•Third-quarter diluted EPS of $0.22 ahead of expectation for breakeven profits
•Revised 2022 EPS outlook to a range of $1.50 to $2.00 per diluted share due to constrained, uneven flow of chip supply and softer demand

MINNEAPOLIS – (October 26, 2022) – Sleep Number Corporation (Nasdaq: SNBR) today reported results for the quarter ended October 1, 2022.

“We continue to navigate a very difficult environment, including persistent electronic chip inventory constraints and softer-than-expected consumer demand. We are aggressively pursuing actions to improve supply, margin, and demand,” said Shelly Ibach, Chair, President and CEO. “While the consumer is understandably cautious, our brand health remains very strong, and our customer loyalty is stellar. Guided by our purpose, we continue to develop life-changing sleep innovations, including this month’s introduction of our revolutionary Climate360™ smart bed, that position us to generate renewed demand growth. This new smart bed solves one of our consumer’s greatest sleep issues – temperature, while also capitalizing on future profitable growth opportunities in health and wellbeing.”

Third Quarter Overview
•Net sales decreased 16% to $541 million, with demand decreasing 16% for the quarter, as consumer sentiment remains at historically low levels
•Gross margin of 56.1% of net sales, reflecting expediting costs and operating inefficiencies resulting from the uneven flow of electronics supply
•Diluted EPS of 22 cents, reflecting ongoing chip supply constraints and challenging macroenvironment

Cash Flows and Liquidity Review
•Year-to-date net cash from operating activities of $80 million despite macroeconomic pressures
•Invested $53 million in capital expenditures; suspended share repurchases (in the second quarter) until macroeconomic conditions improve
•Leverage ratio of 3.99x EBITDAR at the end of the third quarter; $413 million of liquidity remains against current debt facility
•Return on invested capital (ROIC) was 15.8% for the trailing twelve-month period

Financial Outlook
The company updated its full-year 2022 diluted EPS outlook to a range of $1.50 to $2.00 per share driven by insufficient and uneven flow of chip supply and softer demand. The outlook assumes flat net sales versus the prior year for the fourth quarter. The company anticipates 2022 capital expenditures of approximately $70 million.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To access the webcast, please visit the investor relations area of the Sleep Number website at https://ir.sleepnumber.com. The webcast replay will remain available for approximately 60 days.

Sleep Number Announces Third-quarter 2022 Results - Page 2 of 9
About Sleep Number Corporation
Sleep Number is a leader in sleep and wellness technology. Our 360® smart bed platform connects the physical and digital worlds, creating an immersive, adaptive, and individualized sleep health experience. Quality sleep is vital for physical, mental, and emotional wellbeing; our smart beds deliver exceptional sleep by automatically sensing and effortlessly adjusting to the needs of each sleeper. Through partnerships with the world’s leading health and research institutions, we are advancing sleep science with our 17 billion hours of highly accurate, longitudinal sleep data from millions of sleepers in our Smart SleeperSM community.

Sleep Number is a company with purpose, with over 5,300 mission-driven team members who are dedicated to improving the health and wellbeing of society through higher quality sleep. We have improved more than 14 million lives and are committed to lifelong relationships with our smart sleepers.

For life-changing sleep, visit SleepNumber.com or one of our more than 660 Sleep Number® stores. More information is available on our newsroom and investor relations sites.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance, such as the company’s expectations for full-year 2022 diluted EPS, are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; risks inherent in outbreaks of pandemics or contagious disease, including the COVID-19 pandemic; risks inherent in global-sourcing activities, including tariffs, outbreaks of pandemics or contagious diseases, such as the COVID-19 pandemic, geo-political turmoil, acts of terrorism, global conflicts or war (such as the current war in Ukraine), strikes, labor shortages, government-mandated work closures, and the potential for shortages in supply or disruption or delay of production and delivery of materials and products in our supply chain; risks of disruption in the operation of any of our main manufacturing, distribution, logistics, home delivery, product development, or customer service facilities or operations; our manufacturing processes operate with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and third parties and our ability to maintain relationships with key suppliers or third parties, including several sole-source suppliers or service providers; rising commodity costs and other inflationary pressures; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our Total Retail distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line, and consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products and the adequacy of our intellectual-property rights to protect our products and brand from competitive or infringing activities; claims that our products, processes, advertising, or trademarks infringe the intellectual-property rights of others; availability of attractive and cost-effective consumer credit options; increasing government regulation; pending or unforeseen litigation and the potential for adverse publicity associated with litigation; the adequacy of our and third-party information systems to meet the evolving needs of our business and existing and evolving risks and regulatory standards applicable to data privacy and cybersecurity; the costs and potential disruptions to our business related to upgrading or maintaining our information systems; the vulnerability of our and third-party information systems to attacks by hackers or other cyber threats that could compromise the security of our systems, result in a data breach or disrupt our business; environmental risks, including increasing environmental regulation and the broader impacts of climate change such as from weather-related events; and our ability, and the ability of our suppliers and vendors, to attract, retain and motivate qualified management, executive and other key team members, including qualified retail sales professionals and managers. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.
# # #
Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@sleepnumber.com
Media Contact: Julie Elepano; (414) 732-9840; julie.elepano@sleepnumber.com

Sleep Number Announces Third-quarter 2022 Results - Page 3 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	October 1, 2022	% of Net Sales	October 2, 2021	% of Net Sales
Net sales	$540,566	100.0%	$640,393	100.0%
Cost of sales	237,479	43.9%	250,039	39.0%
Gross profit	303,087	56.1%	390,354	61.0%
Operating expenses:
Sales and marketing	239,656	44.3%	255,512	39.9%
General and administrative	36,003	6.7%	47,676	7.4%
Research and development	14,786	2.7%	14,431	2.3%
Total operating expenses	290,445	53.7%	317,619	49.6%
Operating income	12,642	2.3%	72,735	11.4%
Interest expense, net	5,606	1.0%	1,816	0.3%
Income before income taxes	7,036	1.3%	70,919	11.1%
Income tax expense	2,003	0.4%	17,198	2.7%
Net income	$5,033	0.9%	$53,721	8.4%

Net income per share – basic	$0.23		$2.29

Net income per share – diluted	$0.22		$2.22

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,218		23,464
Dilutive effect of stock-based awards	355		769
Diluted weighted-average shares outstanding	22,573		24,233

Sleep Number Announces Third-quarter 2022 Results - Page 4 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Nine Months Ended
	October 1, 2022	% of Net Sales	October 2, 2021	% of Net Sales
Net sales	$1,616,769	100.0%	$1,692,965	100.0%
Cost of sales	686,439	42.5%	653,842	38.6%
Gross profit	930,330	57.5%	1,039,123	61.4%
Operating expenses:
Sales and marketing	700,405	43.3%	685,123	40.5%
General and administrative	116,049	7.2%	131,488	7.8%
Research and development	46,908	2.9%	43,633	2.6%
Total operating expenses	863,362	53.4%	860,244	50.8%
Operating income	66,968	4.1%	178,879	10.6%
Interest expense, net	11,352	0.7%	4,400	0.3%
Income before income taxes	55,616	3.4%	174,479	10.3%
Income tax expense	13,576	0.8%	31,874	1.9%
Net income	$42,040	2.6%	$142,605	8.4%

Net income per share – basic	$1.87		$5.84

Net income per share – diluted	$1.83		$5.63

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,444		24,404
Dilutive effect of stock-based awards	515		920
Diluted weighted-average shares outstanding	22,959		25,324

Sleep Number Announces Third-quarter 2022 Results - Page 5 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited – in thousands, except per share amounts)
subject to reclassification

	October 1, 2022	January 1, 2022
Assets
Current assets:
Cash and cash equivalents	$1,348	$2,389
Accounts receivable, net of allowances of $1,508 and $924, respectively	26,747	25,718
Inventories	113,554	105,644
Prepaid expenses	21,214	18,953
Other current assets	34,803	54,917
Total current assets	197,666	207,621
Non-current assets:
Property and equipment, net	199,917	195,128
Operating lease right-of-use assets	389,524	371,133
Goodwill and intangible assets, net	68,666	70,468
Deferred income taxes	6,267	—
Other non-current assets	78,741	75,190
Total assets	$940,781	$919,540
Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under revolving credit facility	$406,300	$382,500
Accounts payable	199,154	162,547
Customer prepayments	95,274	129,499
Accrued sales returns	25,651	22,368
Compensation and benefits	27,339	51,240
Taxes and withholding	31,361	22,087
Operating lease liabilities	77,243	72,360
Other current liabilities	60,949	64,177
Total current liabilities	923,271	906,778
Non-current liabilities:
Deferred income taxes	—	688
Operating lease liabilities	350,370	336,192
Other non-current liabilities	104,611	100,835
Total non-current liabilities	454,981	437,715
Total liabilities	1,378,252	1,344,493
Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 22,001 and 22,683 shares issued and outstanding, respectively	220	227
Additional paid-in capital	458	3,971
Accumulated deficit	(438,149)	(429,151)
Total shareholders’ deficit	(437,471)	(424,953)
Total liabilities and shareholders’ deficit	$940,781	$919,540

Sleep Number Announces Third-quarter 2022 Results - Page 6 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Nine Months Ended
	October 1, 2022	October 2, 2021
Cash flows from operating activities:
Net income	$42,040	$142,605
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	49,342	44,786
Stock-based compensation	8,585	19,701
Net loss (gain) on disposals and impairments of assets	274	(20)
Deferred income taxes	(6,955)	291
Changes in operating assets and liabilities:
Accounts receivable	(1,029)	(1,517)
Inventories	(11,080)	(4,767)
Income taxes	4,530	5,615
Prepaid expenses and other assets	20,082	(13,879)
Accounts payable	28,889	51,543
Customer prepayments	(34,225)	35,785
Accrued compensation and benefits	(23,735)	(12,725)
Other taxes and withholding	4,744	7,636
Other accruals and liabilities	(1,340)	17,630
Net cash provided by operating activities	80,122	292,684

Cash flows from investing activities:
Purchases of property and equipment	(52,808)	(49,370)
Proceeds from sales of property and equipment	49	257
Net cash used in investing activities	(52,759)	(49,113)

Cash flows from financing activities:
Net increase in short-term borrowings	34,781	132,222
Repurchases of common stock	(64,141)	(381,496)
Proceeds from issuance of common stock	998	3,847
Debt issuance costs	(42)	(557)
Net cash used in financing activities	(28,404)	(245,984)

Net decrease in cash and cash equivalents	(1,041)	(2,413)
Cash and cash equivalents, at beginning of period	2,389	4,243
Cash and cash equivalents, at end of period	$1,348	$1,830

Sleep Number Announces Third-quarter 2022 Results - Page 7 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Percent of sales:
Retail stores	86.3%	88.4%	86.7%	87.5%
Online, phone, chat and other	13.7%	11.6%	13.3%	12.5%
Total Company	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	(21%)	19%	(10%)	32%
Online, phone and chat	0%	0%	3%	11%
Total Retail comparable sales change	(18%)	16%	(8%)	28%
Net opened/closed stores and other	2%	5%	3%	3%
Total Company	(16%)	21%	(5%)	31%

Stores open:
Beginning of period	659	621	648	602
Opened	12	18	35	55
Closed	(9)	(7)	(21)	(25)
End of period	662	632	662	632

Other metrics:
Average sales per store ($ in 000's) [1]	$3,302	$3,689
Average sales per square foot [1]	$1,093	$1,249
Stores > $2 million net sales [2]	77%	85%
Stores > $3 million net sales [2]	38%	50%
Average revenue per smart bed unit [3]	$5,083	$5,021	$5,416	$5,045

1 Trailing twelve months Total Retail comparable sales per store open at least one year.
2 Trailing twelve months for stores open at least one year (excludes online, phone and chat sales).
3 Represents Total Retail (stores, online, phone and chat) net sales divided by Total Retail smart bed units.

Sleep Number Announces Third-quarter 2022 Results - Page 8 of 9
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing Twelve Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Net income	$5,033	$53,721	$53,181	$203,964
Income tax expense	2,003	17,198	15,247	44,294
Interest expense	5,606	1,816	13,196	5,214
Depreciation and amortization	17,180	14,820	64,217	59,539
Stock-based compensation	542	7,317	12,097	25,961
Asset impairments	95	23	338	154
Adjusted EBITDA	$30,459	$94,895	$158,276	$339,126

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing Twelve Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Net cash provided by operating activities	$51,431	$131,264	$87,448	$285,063
Subtract: Purchases of property and equipment	16,249	17,358	70,338	58,396
Free cash flow	$35,182	$113,906	$17,110	$226,667

Calculation of Net Leverage Ratio under Revolving Credit Facility
(in thousands)

	Trailing Twelve Months Ended
	October 1, 2022	October 2, 2021
Borrowings under revolving credit facility	$406,300	$359,100
Outstanding letters of credit	5,947	3,997
Finance lease obligations	450	566
Consolidated funded indebtedness	$412,697	$363,663
Capitalized operating lease obligations [1]	650,742	593,034
Total debt including capitalized operating lease obligations (a)	$1,063,439	$956,697

Adjusted EBITDA (see above)	$158,276	$339,126
Consolidated rent expense	108,457	98,839
Consolidated EBITDAR (b)	$266,733	$437,965
Net Leverage Ratio under revolving credit facility (a divided by b)	4.0 to 1.0	2.2 to 1.0
1A multiple of six times annual rent expense is used as an estimate for capitalizing our operating lease obligations in accordance with our credit facility.

Note - Our Adjusted EBITDA and EBITDAR calculations, Free Cash Flow data and Calculation of Net Leverage Ratio under Revolving Credit Facility are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Third-quarter 2022 Results - Page 9 of 9
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (ROIC)
(in thousands)

ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our invested capital. Management believes ROIC is also a useful metric for investors and financial analysts. We compute ROIC as outlined below. Our definition and calculation of ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile net operating profit after taxes (NOPAT) and total invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing Twelve Months Ended
	October 1, 2022	October 2, 2021
Net operating profit after taxes (NOPAT)
Operating income	$81,625	$253,472
Add: Rent expense [1]	108,457	98,839
Less: Depreciation on capitalized operating leases [2]	(27,784)	(25,030)
Less: Income taxes [3]	(36,853)	(78,975)
NOPAT	$125,445	$248,306

Average invested capital
Total deficit	$(437,471)	$(440,066)
Add: Long-term debt [4]	406,750	359,666
Add: Capitalized operating lease obligations [5]	867,656	790,712
Total invested capital at end of period	$836,935	$710,312

Average invested capital [6]	$791,970	$717,670

Return on invested capital (ROIC) [7]	15.8%	34.6%

1	Rent expense is added back to operating income to show the impact of owning versus leasing the related assets.
2
Depreciation is based on the average of the last five fiscal quarters' ending capitalized operating lease obligations (see note 5) for the respective reporting periods with an assumed thirty-year useful life. This life assumption is based on our long-term participation in given markets though specific retail location lease commitments are generally 5 to 10 years at inception. This is subtracted from operating income to illustrate the impact of owning versus leasing the related assets.

3	Reflects annual effective income tax rates, before discrete adjustments, of 22.7% and 24.1% for October 1, 2022 and October 2, 2021, respectively.
4	Long-term debt includes existing finance lease liabilities.
5
A multiple of eight times annual rent expense is used as an estimate for capitalizing our operating lease obligations. The methodology utilized aligns with the methodology of a nationally recognized credit rating agency.

6	Average invested capital represents the average of the last five fiscal quarters' ending invested capital balances.
7	ROIC equals NOPAT divided by average invested capital.

Note - Our ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.